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                                                                    EXHIBIT (21)

                                  SUBSIDIARIES

                                               PERCENTAGE OF VOTING SECURITIES
                                                 OWNED OR SUBJECT TO VOTING
                                                         CONTROL BY
                                               ---------------------------------
                                                   COMPANY           OTHER
                                               ----------------  ---------------
Shakespeare Company, a Delaware corporation...             100%
Subsidiaries of Shakespeare Company:
  Shakespeare (Hong Kong) Ltd., a Hong Kong
   corporation................................                              100%
  Shakespeare (Aust) Pty. Ltd., an Australian
   corporation................................                              100%
  Shakespeare Hengelsport, B.V., a Dutch cor-
   poration...................................                              100%
  Shakespeare International Ltd., a British
   corporation................................                              100%
  Subsidiaries of Shakespeare International
   Ltd.:
    Shakespeare Company (UK) Ltd., a British
     corporation..............................                              100%
    Shakespeare Monofilament U.K. Ltd., a
     British corporation......................                              100%
Sitca Corporation, a Washington corporation...             100%
Subsidiaries of Sitca Corporation:
  K2 Corporation, an Indiana corporation......                              100%
  Subsidiary of K2 Corporation:
    Madshus A.S., a Norwegian corporation.....                              100%
    K2 Ski Sport, und Mode, GmbH, a German
     corporation..............................                              100%
SMCA, Inc., a Minnesota corporation...........             100%
  Subsidiary of SMCA, Inc.:
    Stearns Manufacturing Company, a Minnesota
     corporation..............................                              100%
Girvin Inc., a Delaware corporation...........             100%
Dana Design Ltd., a Montana corporation.......             100%
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